UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 13, 2010, Interstate Power and Light Company issued a press release announcing that it will redeem all of its $200 million aggregate principal amount of 6 3/4% Series B Senior Debentures due March 15, 2011 (CUSIP No. 44949R AD 4). The redemption date is September 15, 2010. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(99.1)	Press Release dated August 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interstate Power and Light Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSTATE POWER AND LIGHT COMPANY

Date: August 13, 2010	By:	/s/ Patricia L. Kampling
Patricia L. Kampling
Executive Vice President-Chief Financial Officer And Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 13, 2010

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